Exhibit 99.2

WCI Communities Third Quarter 2013 Earnings Conference Call November 12, 2013

Disclosure Statement This presentation contains forward-looking statements. All statements that are not statements of historical fact, including statements about the Company’s beliefs and expectations, are forward-looking statements within the meaning of the federal securities laws, and should be evaluated as such. Forward-looking statements include information concerning the Company’s future goals, expected growth, market conditions, expected liquidity and possible or assumed future results of operations, including descriptions of its business plan and strategies. These forward-looking statements may be identified by the use of such forward-looking terminology, including the terms “believe,” “estimate,” “project,” “anticipate,” “expect,” “seek,” “predict,” “contemplate,” “continue,” “possible,” “intend,” “may,” “might,” “will,” “could,” “would,” “should,” “forecast,” or “assume” or, in each case, their negative, or other variations or comparable terminology. For more information concerning factors that could cause actual results to differ materially from those contained in the forward-looking statements please refer to the “Risk Factors” section in our most recent quarterly report on Form 10-Q with the Securities and Exchange Commission on August 20, 2013 and subsequent filings by the Company. The Company bases these forward-looking statements or projections on its current expectations, plans and assumptions that it has made in light of its experience in the industry, as well as its perceptions of historical trends, current conditions, expected future developments and other factors it believes are appropriate under the circumstances and at such time. As you read and consider this presentation, you should understand that these statements are not guarantees of performance or results. The forward-looking statements and projections are subject to and involve risks, uncertainties and assumptions and you should not place undue reliance on these forward-looking statements or projections. Although the Company believes that these forward-looking statements and projections are based on reasonable assumptions at the time they are made, you should be aware that many factors could affect the Company’s actual financial results or results of operations and could cause actual results to differ materially from those expressed in the forward-looking statements and projections. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. If the Company does update one or more forward-looking statements, there should be no inference that it will make additional updates with respect to those or other forward-looking statements. In addition to the financial measures prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), this presentation contains the non-GAAP financial measures Adjusted EBITDA and Adjusted gross margin from homes delivered. The reasons for the use of these measures, a reconciliation of these measures to the most directly comparable GAAP measures and other information relating to these measures are included below in the appendix to this presentation.

WCI Communities at a Glance Lifestyle community developer and luxury homebuilder throughout Florida Expertise and reputation for developing amenity rich master-planned communities Creates value by enhancing the lifestyle component of our communities Increases marketability, sales volume and value of homes delivered Legacy that spans more than 60 years Approximately 8,600 home sites owned or controlled as of September 30, 2013 Majority located within mature, well-amenitized communities Target move-up, second home and active adult customers Strategic realty business Geographic Footprint Total Home Sites Owned & Controlled as of 9/30/2013 Home Sites Inventory

Key Differentiators Pure play opportunity to capitalize on the Florida housing market Luxury coastal homebuilder with sizeable and attractive land positions Attractive land cost basis due in large part to fresh start accounting in 2009 High proportion of cash buyers 49% of 3Q13 deliveries / 43% YTD Only 7% financed more than 80% High ASP relative to peers - $429k Diverse buyer mix and pricing range Low cancellation rate – 4.4% YTD Strong balance sheet - $202 million cash Real Estate Services & Amenities businesses are value add Home Deliveries by Price Range Buyer Profile with Low Reliance on Financing Loan to Value Percentage – 3Q13 Deliveries Cash 49% LTV 1% - 64% 11% LTV 65% - 80% 33% LTV > 81% 7% 31.5% 29.8% 28.9% 27.4% 44.0% 34.0% 36.8% 28.5% 24.5% 36.2% 34.2% 44.2% 2012 Deliveries 3Q13 Deliveries YTD 2013 Deliveries Backlog $150k - $300k $301 - $450k $451k+

US Census Bureau Florida Realtors’ ® September 2013 Florida Housing Market statewide data reports comparing September 2013 vs September 2012 for Florida single family resale homes & 2013 National Association of Realtors Research & Statistics Florida Realtors’ ® September / Q3 2013 Florida Housing Market statewide data reports U.S. Census Bureau – Year to date August 2013 vs year to date August 2012 data Continued Growth in the Florida Real Estate Market 3rd highest population growth state(1) 2nd highest state permits issued in 2012 (1) 2012 permits increased 53% over 2011 Permit growth exceeding national rate 50% YTD 2013 Florida permit growth (4) 22% YTD 2013 U.S. permit growth (4) TTM permits still ~70% off 2005 peak level Continued strength in resale market in 3Q13 vs 3Q12(3) Resale closings, up 17.3% Pending homes, up 17.9% Median price up, 18.6% Median days on market averaged 48 days, down 20.0% Inventory of 5.3 months supply, down 8.1% Florida vs. U.S. Key Resale Metrics (2) Months Supply of Inventory by MSA (3) Variance September 2013 vs. September 2012 8.8% 15.0% - 7.4% 17.2% 18.8% - 18.1% - 20% - 15% - 10% - 5% 0% 5% 10% 15% 20% 25% Median Sale Price Closings Months Supply U.S. Florida 3.0 4.0 5.0 6.0 7.0 8.0 9.0 Fort Myers Ft. Lauderdale Naples Sarasota/Bradenton Tampa Sep - 12 Sep - 13

Third Quarter 2013 Highlights ($ in thousands) New Orders Strength in active adult target segment Traffic up 76% from 3Q12 New orders up 139% from 3Q12 Strategically regulating sales in some neighborhoods Deliveries Improved backlog conversion to 41.3% from 24.8% ASP improvement due to strategic pricing increases and delivery mix +22% +74% +6% +13% $406 $429 3Q12 3Q13 ASP from Homes Delivered $48,048 $54,411 3Q12 3Q13 Contract Value of New Orders 81 141 3Q12 3Q13 Homes Delivered

Third Quarter 2013 Highlights ($ in thousands) 351 units 328 units -520 bps +3% +101% +10% +25% 24.8% 41.3% 3Q12 3Q13 Backlog Turnover 6,862 8,577 4Q12 3Q13 Owned & Controlled HomeSites $427 $470 3Q12 3Q13 Backlog ASP 21.7% 13.2% 0.4% 3.7% 22.1% 16.9% 3Q12 3Q13 SG&A Percent of Homebuilding Revenue Stock Based Comp $5,645 $11,320 3Q12 3Q13 Adjusted EBITDA

Improving SG&A Leverage Driving Adjusted EBITDA Expansion Continued gross margin strength Product delivery mix a key factor Broader range of neighborhoods delivering homes Rapidly improving SG&A leverage 2013 YTD SG&A includes $3.8M more in non-cash stock based compensation than 2012 YTD (1) Represents Adjusted gross margin from homes delivered (2) Measured as a percentage of homebuilding revenue 34.0% 32.6% YTD Sept-12 YTD Sept-13 Adjusted GM %-YTD (1) 2.8% 11.6% YTD Sept-12 YTD Sept-13 Adjusted EBITDA $65.0 $145.1 $55.5 $60.9 $15.2 $16.6 $135.8 $222.6 YTD Sept - 12 YTD Sept - 13 Revenues ($ in millions) 22.0% 31.9% 37.4% 32.6% 33.9% 33.3% 31.3% 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 Adjusted Gross Margin Percentage (1)

Real Estate Services ($ in thousands, unless otherwise noted) ($ in millions) $513 $1,703 $622 $1,839 Q3 YTD Brokerage Sales Volume 2012 2013 $16,863 $55,537 $20,524 $60,915 Q3 YTD RES Revenue 2012 2013 $236 $245 $276 $265 Q3 YTD Brokerage ASP 2012 2013 545 1,701 607 2,004 Q3 YTD Title Transactions 2012 2013 $(55) $1,574 $868 $3,153 Q3 YTD RES Gross Margin 2012 2013

$ in thousands, except per share data Three Months Ended September 30, 2013 2012 Variance % Homebuilding revenues $60,802 $33,524 81.4% Real estate services revenues 20,524 16,863 21.7% Amenities revenues 4,192 3,778 11.0% Total revenues $85,518 $54,165 57.9% Total gross margin $17,157 $10,795 58.9% Adjusted gross margin % from homes delivered 31.3% 37.4% -6.1% Adjusted EBITDA 11,320 5,645 100.5% Adjusted EBITDA margin 13.2% 10.4% 2.8% Net income (loss) attributable to common shareholders ($17,022) $56,023 -130.4% Earnings per share - diluted ($0.71) $3.12 -122.8% Preferred stock dividends (18,980) - - Preferred stock dividends per diluted share (0.79) - - Expenses related to early repayment of debt 5,105 - - Expenses related to early repayment of debt per diluted share (0.21) - - Income tax benefit - 50,498 - Income tax benefit per diluted share - 2.81 - Weighted average shares outstanding - diluted 24,138 17,944 34.5% SG&A % of homebuilding revenues 16.9% 22.1% -5.2% Non-cash stock-based compensation included in SG&A 3.7% 0.4% 3.3% Homes delivered 141 81 74.1% Average selling price per home delivered $429 $406 5.7% Selected Third Quarter Operating Results 3Q13 Incurred $19.0 million non-cash preferred stock dividend related to the exchange of 903,825 common shares for 10,000 Series A preferred shares; no net impact to equity Incurred $5.1 million in charges related to early repayment of debt associated with retirement of $125.0 million senior secured term notes due 2017 3Q12 Recognized $50.5 million income tax benefit related to reversal of a tax liability following the successful completion of IRS audit

Selected Year to Date Operating Results $ in thousands, except per share data Nine Months Ended September 30, 2013 2012 Variance % Homebuilding revenues $145,054 $64,980 123.2% Real estate services revenues 60,915 55,537 9.7% Amenities revenues 16,620 15,241 9.0% Total revenues $222,589 $135,758 64.0% Total gross margin $45,863 $19,877 130.7% Adjusted gross margin % from homes delivered 32.6% 34.0% -1.4% Adjusted EBITDA 25,724 3,766 583.1% Adjusted EBITDA margin 11.6% 2.8% 8.8% Net income (loss) attributable to common shareholders ($8,230) $32,905 -125.0% Earnings per share - diluted ($0.41) $2.47 -116.6% Preferred stock dividends 19,680 - - Preferred stock dividends per diluted share (0.98) - - Expenses related to early repayment of debt (5,105) - - Expenses related to early repayment of debt per diluted share (0.25) - - Income tax benefit - 50,496 - Income tax benefit per diluted share - 3.79 - Weighted average shares outstanding - diluted 20,099 13,307 51.0% SG&A % of homebuilding revenues 20.0% 32.4% -12.4% Non-cash stock-based compensation included in SG&A 3.0% 0.8% 2.2% Homes delivered 342 150 128.0% Average selling price per home delivered $423 $391 8.2%

Strong Balance Sheet with Ample Liquidity July 2013 – Raised $90.3 million in net proceeds from initial public offering August 2013 – Raised $195.5 million in net proceeds from issuance of Senior Notes due 2021 Paid off existing $125.0 million senior secured term notes Early repayment of debt charges of approximately $5.1 million August 2013 - Entered into a $75.0 million, four year senior unsecured revolving credit facility Fully reserved deferred tax asset of $204 million as of September 30, 2013 Available liquidity includes the $75 million revolving credit facility and $8 million of borrowing capacity available under the revolving credit facility with Stonegate Bank Net Debt represents total debt less cash & cash equivalents $ in thousands September 30, 2013 December 31, 2012 Cash & Equivalents $201,835 $81,094 Real Estate Inventory 277,019 183,168 Sr. Secured Term Notes Due 2017 - 125,000 Sr. Notes Due 2021 200,000 - Total Equity 273,761 168,605 Total Capitalization 473,761 293,605 Available Liquidity (1) 284,835 81,094 Debt to Capitalization 42.2% 42.6% Net Debt to Capital (2) NM 20.7% (Cash + Inventory) / Debt 2.39 2.11

Key Takeaways Florida real estate market remains strong Continued growth Neighborhood counts Orders & deliveries Revenues & Adjusted EBITDA Leverage the scalable operating platform Actively pursuing land acquisition opportunities Conservative balance sheet provides ample liquidity and flexibility for future growth Executing the strategy Focus on move-up, second home and active adult buyers Maintain production disciplines Differentiate via extensive amenity offerings

Appendix

Reconciliation of Non-GAAP Financial Measures Adjusted Gross Margin from Homes Delivered In addition to the results reported in accordance with U.S. GAAP, the Company has provided information in this presentation related to Adjusted gross margin from homes delivered, EBITDA and Adjusted EBITDA Adjusted Gross Margin from Homes Delivered The company calculates adjusted gross margin from homes delivered by subtracting the gross margin from land and home sites from Homebuilding gross margin to arrive at gross margin from homes delivered. Adjusted gross margin from homes delivered is calculated by adding asset impairments, if applicable, and capitalized interest in cost of sales to gross margin from homes delivered. Management uses adjusted gross margin from homes delivered to evaluate operating performance in our Homebuilding segment and in making strategic decisions regarding sales price, construction and development pace, product mix and other operating decisions. We believe adjusted gross margin from homes delivered is relevant and useful to investors and other interested parties for evaluating our comparative operating performance from period to period and among companies within the homebuilding industry as it is reflective of overall profitability during any given reporting period. This measure is considered a non-GAAP financial measure and should be considered in addition to, rather than as a substitute for, the comparable GAAP financial measures when evaluating our operating performance. Although other companies in the homebuilding industry report similar information, the methods used by such companies may differ from our methodology and, therefore, may not be comparable. We urge investors to understand the methods used by other companies in the homebuilding industry to calculate gross margins and any adjustments to such amounts before comparing our measures to those of such other companies. The table below reconciles adjusted gross margin from homes delivered to the most directly comparable U.S. GAAP financial measure, Homebuilding gross margin, for the periods presented herein. 2013 2012 2013 2012 Homebuilding gross margin 17,810 $ 12,167 $ 44,433 $ 20,206 $ Less: gross margin from land and homes sites 166 444 201 1,269 Gross margin from homes delivered 17,644 11,723 44,232 18,937 Add: capitalized interest in cost of sales 1,317 554 2,880 993 Adjusted gross margin from homes delivered 18,961 $ 12,277 $ 47,112 $ 19,930 $ Gross margin from homes delivered as a percentage of revenue from homes delivered 29.2% 35.7% 30.6% 32.3% Adjusted gross margin from homes delivered as a percentage of revenue from homes delivered 31.3% 37.4% 32.6% 34.0% Three Months Ended Nine Months Ended September 30, September 30, (in thousands)

Reconciliation of Non-GAAP Financial Measures EBITDA and Adjusted EBITDA Adjusted EBITDA measures performance by adjusting net income (loss) attributable to common shareholders of WCI Communities, Inc. to exclude interest expense, capitalized interest in cost of sales, income taxes, depreciation (‘‘EBITDA’’), preferred stock dividends, income from discontinued operations, other income, stock-based and other non-cash long-term incentive compensation expense, asset impairments, and expenses related to early repayment of debt. We believe that the presentation of Adjusted EBITDA provides useful information to investors and other interested parties regarding our results of operations because it assists those parties and us when analyzing and benchmarking the performance and value of our business. We also believe that Adjusted EBITDA is useful as a measure of comparative operating performance from period to period and among companies in the homebuilding industry as it is reflective of changes in pricing decisions, cost controls and other factors that affect operating performance, and it removes the effect of our capital structure (such as preferred stock dividends and interest expense), asset base (primarily depreciation), items outside of our control (primarily income taxes) and the volatility related to the timing and extent of non-operating activities (such as discontinued operations and asset impairments). Accordingly, we believe that this measure is useful for comparing general operating performance from period to period. Other companies may define Adjusted EBITDA differently and, as a result, our measure of Adjusted EBITDA may not be directly comparable to Adjusted EBITDA of other companies. Although we use Adjusted EBITDA as a financial measure to assess the performance of our business, the use of Adjusted EBITDA is limited because it does not include certain material costs, such as interest and income taxes, necessary to operate our business. Adjusted EBITDA and EBITDA should be considered in addition to, and not as substitutes for, net income (loss) in accordance with GAAP as a measure of performance. Our presentation of EBITDA and Adjusted EBITDA should not be construed as an indication that our future results will be unaffected by unusual or nonrecurring items. Our EBITDA-based measures have limitations as analytical tools, and you should not consider them in isolation or as substitutes for analysis of our results as reported under GAAP. Some of these limitations are: they do not reflect the impact of earnings or charges resulting from matters we consider not to be indicative of our ongoing operations; they are not adjusted for all non-cash income or expense items that are reflected in our consolidated statements of cash flows; they do not reflect the interest expense necessary to service our debt; and other companies in our industry may calculate these measures differently than we do, limiting their usefulness as comparative measures. Because of these limitations, our EBITDA-based measures are not intended to be alternatives to net income (loss), indicators of our operating performance, alternatives to any other measure of performance in conformity with GAAP, or alternatives to cash flow provided by operating activities as measures of liquidity. You should therefore not place undue reliance on our EBITDA-based measures or ratios calculated using those measures. Our GAAP-based measures can be found in our unaudited consolidated financial statements and related notes in Item 1 of the Quarterly Report on Form 10-Q. The following table reconciles EBITDA and Adjusted EBITDA to the most directly comparable GAAP financial measure, net income (loss), attributable to common shareholders of WCI Communities, Inc., for the periods presented herein.

Reconciliation of Non-GAAP Financial Measures EBITDA and Adjusted EBITDA 2013 2012 2013 2012 Net income (loss) attributable to common shareholders of WCI Communities, Inc. (17,022) $ 56,023 $ (8,230) $ 32,905 $ Interest expense 184 982 1,798 5,997 Capitalized interest in cost of sales 1,317 556 2,880 996 Income tax benefit - (50,498) (85) (50,496) Depreciation 505 479 1,513 1,540 EBITDA (15,016) 7,542 (2,124) (9,058) Preferred stock dividends 18,980 - 19,680 - Income from discontinued operations - (1,209) - (2,706) Other income (29) (826) (1,249) (1,994) Stock-based and other non-cash long-term incentive compensation expense 2,280 138 4,312 541 Asset impairments - - - - Expenses related to early repayment of debt 5,105 - 5,105 16,984 Adjusted EBITDA 11,320 $ 5,645 $ 25,724 $ 3,767 $ Adjusted EBITDA margin 13.2% 10.4% 11.6% 2.8% Three Months Ended Nine Months Ended September 30, September 30, (in thousands)